                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                 EXCHANGE ACT OF 1934 (AMENDMENT NO. _________)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement              [ ] Confidential, for Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-12

                          CRAFTMADE INTERNATIONAL, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if Other Than Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1)      Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
     (2)      Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
     (4)      Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
     (5)      Total fee paid:

--------------------------------------------------------------------------------

     [ ]      Fee paid previously with preliminary materials:

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)      Amount previously paid:

--------------------------------------------------------------------------------
     (2)      Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
     (3)      Filing Party:

--------------------------------------------------------------------------------
     (4)      Date Filed:

--------------------------------------------------------------------------------

                          CRAFTMADE INTERNATIONAL, INC.
                         650 South Royal Lane, Suite 100
                              Coppell, Texas 75019






                                                                 October 9, 2001


TO OUR STOCKHOLDERS:

You are cordially invited to attend our 2001 annual meeting of stockholders, which will be held Thursday, October 25, 2001, at 9:00 a.m., local time, at our corporate office, 650 South Royal Lane, Suite 100, Coppell, Texas.

We hold our annual meetings at our corporate office in order to provide our stockholders an opportunity to visit our facility, meet the employees and see your company at work. We feel this is the best way for our investors to see for themselves what we are all about.

Please read these materials so that you'll know what we plan to do at the meeting. Also, please sign and return the accompanying proxy card. This way, your shares will be voted as you direct even if you can't attend the meeting. If you would like to attend, please see the instructions on "How to Attend the Meeting."


/s/ James R. Ridings
James R. Ridings
Chairman of the Board

                                [CRAFTMADE LOGO]

                          CRAFTMADE INTERNATIONAL, INC.
                         650 South Royal Lane, Suite 100
                              Coppell, Texas 75019

                NOTICE OF THE 2001 ANNUAL MEETING OF STOCKHOLDERS

         The annual meeting of stockholders of Craftmade International, Inc. (the "Company") will be held on Thursday, October 25, 2001 at 9:00 a.m., local time, at the Company's office at 650 South Royal Lane, Suite 100, Coppell, Texas, for the following purposes:

         (1) To elect eight (8) directors to serve until the next annual meeting of stockholders of the Company and until their successors have been elected and qualified;

         (2) To ratify and approve the selection of PricewaterhouseCoopers LLP as the Company's independent accountants for 2002; and

         (3) To transact any other business properly before the annual meeting.

         Only stockholders of record at the close of business on October 1, 2001 can vote at the meeting.

         A complete list of stockholders entitled to vote at the annual meeting will be maintained at the Company's offices at 650 South Royal Lane, Suite 100, Coppell, Texas 75019, for ten days prior to the annual meeting.

         All stockholders are cordially invited to attend the annual meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE. IF YOU DO ATTEND THE ANNUAL MEETING IN PERSON, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON. ATTENDANCE AT THE ANNUAL MEETING IS LIMITED TO STOCKHOLDERS, THEIR PROXIES AND INVITED GUESTS OF THE COMPANY.

                                    By Order of the Board of Directors,

                                    /s/ Kathleen B. Oher

                                    Kathleen B. Oher
                                    Secretary




Coppell, Texas
October 9, 2001

                          CRAFTMADE INTERNATIONAL, INC.
                         650 SOUTH ROYAL LANE, SUITE 100
                              COPPELL, TEXAS 75019

                                 PROXY STATEMENT

                       FOR ANNUAL MEETING OF STOCKHOLDERS
                    TO BE HELD ON THURSDAY, OCTOBER 25, 2001


                                     GENERAL

         The Board of Directors of Craftmade International, Inc. (the "Company") is soliciting proxies for the 2001 annual meeting of stockholders. The annual meeting will be held on Thursday, October 25, 2001 at 9:00 a.m., local time, at the Company's office at 650 South Royal Lane, Suite 100, Coppell, Texas. This proxy statement, the form of proxy and annual report to stockholders were first mailed to stockholders on or about October 9, 2001.

WHO CAN VOTE

         Record holders of common stock, par value $0.01 per share (the "Common Stock"), of the Company at the close of business on October 1, 2001 (the "Record Date") may vote at the meeting. On the Record Date, 5,914,058 shares of Common Stock were outstanding. Each stockholder has one vote for each share of Common Stock held by that stockholder.

HOW YOU CAN VOTE

         Shares represented by a proxy in the form provided to you with this proxy statement will be voted at the annual meeting in accordance with your directions. To be valid and counted at the annual meeting, you must sign, date and return your proxy card to us.

         IF YOU DO NOT SPECIFY ON YOUR PROXY CARD HOW YOU WANT TO VOTE YOUR SHARES, WE WILL VOTE THEM:

         o FOR THE ELECTION OF THE EIGHT NOMINEES FOR DIRECTOR NAMED IN THE PROXY CARD; AND

         o FOR THE APPROVAL OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR 2002.

OTHER MATTERS TO BE ACTED UPON AT THE MEETING

         We do not know of any other matters to be presented or acted upon at the annual meeting. Under our Bylaws, if any other matter is presented at the meeting on which a vote may properly be taken, the shares represented by proxies in the accompanying form will be voted in accordance with the judgment of the person or persons voting those shares.

REQUIRED VOTES

         A majority of the shares of Common Stock entitled to vote, present in person at the annual meeting or represented by proxy at the annual meeting, shall constitute a quorum at the annual meeting. For purposes of the quorum and the discussion below regarding the votes necessary to take stockholder action, stockholders of record who are present at the annual meeting in person or represented by proxy and who abstain, including brokers holding customers' shares of record who cause abstentions to be recorded at the annual meeting, are considered stockholders who are present and entitled to vote and they count toward the quorum.

         Brokers holding shares of record for customers generally are not entitled to vote on certain matters unless they receive voting instructions from their customers. "Uninstructed shares" means shares held by a broker who has not received instructions from its customers on such matters and the broker has so notified the Company on a proxy form or has otherwise advised us that the broker lacks voting authority. "Broker non-votes" means the votes that could have been cast on the matter in question by brokers with respect to uninstructed shares if the brokers had received their customers' instructions.

         Election of Directors. Directors are elected by a plurality of the votes of the shares represented in person or by proxy. Votes may be cast in favor of or withheld with respect to each nominee. Abstentions and broker non-votes will not be counted by us.

         Ratification of Independent Accountants. The affirmative vote of the majority of the shares in person or represented by proxy and entitled to vote is required to ratify PricewaterhouseCoopers LLP as the Company's independent accountants for 2002.

REVOCATION OF PROXIES

         You can revoke your proxy at any time before it is exercised in any of three ways:

         o by submitting written notice of revocation to the Secretary of the Company;

         o by submitting another proxy that is properly signed and later dated; or

         o        by attending and voting in person at the meeting.

HOW TO ATTEND THE MEETING

         We encourage all holders of Common Stock on the Record Date to attend the annual meeting. This will give you an opportunity to visit the Company's facility, talk to management and vote your shares in person. If you are interested in attending, call our Corporate Secretary, Kathleen B. Oher, at
(800) 527-2578 for directions.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The table below sets forth, as of October 1, 2001, the number of shares of Common Stock and the percentage of outstanding shares owned of record by (i) each incumbent director and each nominee for director of the Company; (ii) each named executive officer of the Company; (iii) all directors and named executive officers of the Company as a group; and (iv) each person who beneficially owns more than five percent of the Common Stock. Except as otherwise noted, each named individual has sole voting and investment power with respect to such shares.

                                                                    AMOUNT AND NATURE                   PERCENT
            NAME OF BENEFICIAL OWNER                             OF BENEFICIAL OWNERSHIP               OF CLASS
            ------------------------                             -----------------------               --------
James R. Ridings (1)                                                     964,949                          16.3%
Clifford Crimmings                                                        57,550 (2)                         *
Kathleen B. Oher                                                          11,000 (3)                         *
Neall W. Humphrey (4)                                                    575,450 (5)                       9.7%
John DeBlois (6)                                                         298,413                           5.0%
A. Paul Knuckley                                                          44,465 (7)                         *
Jerry E. Kimmel                                                            8,965 (8)                         *
Lary C. Snodgrass                                                         21,191 (9)                         *
Kenneth M. Cancienne                                                          -- (10)                       --
All directors and named executive officers                             1,981,983                          33.4%
as a group (9 persons)
Wellington Management Company, L.L.P. (11)                               564,000                           9.5%

  *      Less than 1%

(1) The address of Mr. Ridings is 650 South Royal Lane, Suite 100, Coppell, Texas 75019.

(2) Includes 5,000 shares that may be issued pursuant to stock options that are exercisable within the next 60 days.

(3) Includes 10,000 shares that may be issued pursuant to stock options that are exercisable within the next 60 days.

(4) The address of Mr. Humphrey is 5005 Hillsdale Circle, El Dorado Hills, California 95762.

(5)      Held jointly by Mr. Humphrey and his wife, Leslie D. Humphrey.

(6) The address of Mr. DeBlois is 301 Eastbrook Road #301, Dedham, Massachusetts 02026.

(7) Includes 250 shares owned by Mr. Knuckley's spouse and 9,300 shares owned by a trust on behalf of Mr. Knuckley's children, of which Mr. Knuckley is co-trustee. Mr. Knuckley disclaims beneficial ownership of such shares. Also includes 3,000 shares that may be issued pursuant to stock options that are exercisable within the next 60 days. Does not include 140,056 shares owned by four trusts on behalf of Mr. Ridings' children, of which Mr. Knuckley is a co-trustee. Mr. Knuckley disclaims beneficial ownership of these shares.

(8) Includes 3,000 shares that may be issued pursuant to stock options that are exercisable within the next 60 days.

(9) Includes 4, 000 shares held in Snodgrass Children's Ltd., a family limited partnership. Mr. Snodgrass disclaims beneficial ownership of such shares. Also includes 3,000 shares that may be issued pursuant to stock options that are exercisable within the next 60 days.

(10)     Share ownership is based on publicly available information.

(11) The address of Wellington Management Company, LLP ("Wellington") is 75 State Street, Boston, Massachusetts 02109. Wellington has sole dispositive power over 476,400 shares, has shared dispositive power over 87,600 shares, has sole voting power over 433,400 shares, and has shared voting power over 87,600 shares. Wellington is an investment adviser. The information included in this table and this note is derived from a report on Form 13F filed by Wellington with the Securities and Exchange Commission on August 15, 2001.


                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

GENERAL

         Eight directors will be elected at this year's annual meeting. Each director will serve until the next annual meeting and until he or she is succeeded by another director who has been duly elected and qualified.

         We will vote your shares as you specify on the enclosed proxy form. If you sign, date, and return the proxy form, but don't specify how you want your shares voted, we will vote them for the election of all the nominees listed below. If unforeseen circumstances (such as death or disability) make it necessary for the Board of Directors to substitute another person for any of the nominees, we will vote your shares for that person. Proxies can't be voted for the election of more than eight persons to the Board of Directors. Directors are elected by plurality vote, and cumulative voting is not permitted.

         All of the nominees for director are currently members of the Board of Directors. The following sets forth a brief biography describing the principal occupation and certain other information about each nominee for director. Each nominee has consented to serve as a director if elected. The following information about the nominees was provided by the nominees.

NOMINEES

         JAMES R. RIDINGS, age 51, has served as Chairman and Chief Executive Officer of the Company since 1986 and President since 1989. Mr. Ridings has been a director of the Company since its organization in 1985 and was a Vice President from 1985 to 1986. Between 1971 and 1984, Mr. Ridings was a sales representative with Kevco, Inc., Fort Worth, Texas, and its predecessor company, a wholesale distributor of ceiling fans, plumbing supplies and mobile home accessories.

         CLIFFORD CRIMMINGS, age 51, has served as Vice President of Marketing of the Company since its organization in 1985 and a director since 1987. Between 1969 and 1985, Mr. Crimmings was employed as a sales representative and then as a sales manager with Kevco, Inc. and its predecessor company.

         KATHLEEN B. OHER, age 41, has served as Vice President, Chief Financial Officer, Secretary and a director of the Company since October 1999. Between 1995 and 1999, Ms. Oher was Director of Research and Senior Vice President of Southwest Securities, an investment banking and brokerage firm. Between 1992 and 1995, Ms. Oher was Financial and Operations Principal of Barre & Company, Inc., a regional brokerage firm acquired by Southwest Securities, Inc. in 1995. Between 1989 and 1991, Ms. Oher was an accountant for Ernst and Young, a public accounting firm. Ms. Oher holds a B.S. degree in Accounting from the University of Texas at Dallas. Ms. Oher has been a Certified Public Accountant since 1992.

         NEALL W. HUMPHREY, age 53, was the founder of Trade Source International, Inc., a California corporation ("TSI California"), and served as its President and Chief Executive Officer from 1984 until July 1998. Between 1981 and 1984, Mr. Humphrey was employed by DataSearch and Infosearch, records information companies. Between 1974 and 1981, Mr. Humphrey was employed by Bucyrus Erie Company, an international manufacturer of heavy excavating equipment. Mr. Humphrey received a Bachelor of Arts from California State in Sacramento in 1973 and a Masters degree in International Management from Thunderbird Graduate School in 1974. Mr. Humphrey has served as a director of the Company since October 1998, and as President of Trade Source International, Inc., a Delaware corporation and the Company's wholly-owned subsidiary ("TSI"), since July 1998.

         JOHN DEBLOIS, age 48, served as Vice President of Sales of TSI California from 1987 to July 1998. In 1979, Mr. DeBlois purchased Regal-Lite Corp., a domestic lighting manufacturing company, which was merged into TSI California in 1987. Between 1978 and 1979, Mr. DeBlois served as a retail representative of Mosley, Halgarten, Eastbrook and Weedon, a regional brokerage firm. Between 1975 and 1977, Mr. DeBlois was a stockbroker for Paine Webber. Mr. DeBlois received a B.B.A. degree in Economics from Tufts University in 1975. Mr. DeBlois has served as a director of the Company since October 1998, and as Executive Vice President of TSI since July 1998.

         A. PAUL KNUCKLEY, age 52, has served since 1974 as President and Chief Executive Officer of Knuckley Inc., d.b.a. Ditch Witch of East Texas, and as owner and Vice-President of Witch Equipment Co., Inc. of Arlington, Texas. Prior to 1974, Mr. Knuckley was employed by John Hancock Mutual Life Insurance Company as a life and health underwriter. Mr. Knuckley received a B.B.A. degree from Texas Tech University in 1971 in both Personnel and Administrative Management. Mr. Knuckley currently serves as an Advisory Director of Adams Laboratories, Inc. Mr. Knuckley is and has been for more than the preceding five years active as a private investor. Mr. Knuckley has served as a director of the Company since October 1996.

         JERRY E. KIMMEL, age 64, is a founder of Kevco, Inc., serving as President from 1964 to 1993, as Chairman of the Board, President and Chief Executive Officer from 1993 to July 1999, and as Vice Chairman of the Board from July 1999 through June 2001. Kevco Inc. filed a voluntary petition for reorganization under Chapter 11 of the United States Bankruptcy Code on February 5, 2001. Mr. Kimmel has served as Chairman of the Board of Governors of the Manufactured Housing Institute, a leading manufactured housing trade group. In 1992, Mr. Kimmel was inducted into the MH/RV Hall of Fame and in 1995 was selected Entrepreneur of the Year for manufacturing and distribution division for the southwest region of the United States. Mr. Kimmel has served as a director of the Company since October 1996.

         LARY C. SNODGRASS, age 52, has been employed by Pickens, Snodgrass, Koch & Company, P.C., a public accounting firm, since 1973, serving as managing partner and president from 1980 to 1995 and as principal since 1995. Between 1970 and 1973, Mr. Snodgrass was a senior accountant for Arthur Andersen & Co., an international public accounting firm. Mr. Snodgrass received a B.B.A. degree in Accounting from Texas Tech University in 1970. Mr. Snodgrass has been a Certified Public Accountant since 1972. Mr. Snodgrass currently serves as an advisory director of Chase Bank of Texas-Arlington, FAS Technologies, Inc. and Dan Dipert Travel, Inc., and as a director of Rough Creek Lodge, Inc., Adams Laboratories, Inc. and Conel Corporation, where he also serves as Chairman of the Board. Mr. Snodgrass has served as a director of the Company since October 1998.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR NAMED ABOVE.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         TSI leases certain office space from an affiliate of Neall Humphrey, who is a nominee for election to the Board of Directors, President of TSI and who was also one of TSI California's principal owners. This lease is for $7,500 per month ($90,000 per year) and expires June 30, 2002. The Company believes that the payments required under the lease are no less favorable than the payments that would be required under a lease with an independent third party.

DIRECTOR COMPENSATION

         Directors who are not otherwise salaried employees of the Company are compensated by payment of $2,500 in the form of Common Stock per board meeting attended in consideration for such service. Directors do not receive any additional compensation for their attendance at committee meetings. In addition, directors will be reimbursed for reasonable expenses incurred in connection with their attendance at meetings.

MEETINGS OF THE BOARD OF DIRECTORS

         The Board of Directors met four times during the fiscal year ended June 30, 2001. No incumbent director attended fewer than 75% of the total number of meetings of the Board of Directors and of the board committees of which they were members during such period.

COMMITTEES OF THE BOARD OF DIRECTORS

         The Company's Board of Directors has two standing committees: audit and compensation. The duties and members of these committees are as follows.

         Audit Committee. The audit committee meets with management to consider the adequacy of the internal controls of the Company and the objectivity of financial reporting. Its primary function is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing (i) the financial information to be provided to the stockholders, potential stockholders, the investment community and others; (ii) the systems of internal controls established by the management and the Board of Directors; and (iii) the audit process. The audit committee also meets with the independent accountants and with appropriate Company financial personnel about these matters. The functions of the audit committee also include recommending to the board of directors the appointment of the independent accountants (subject to ratification by the stockholders at the annual meeting), reviewing annually the Audit Committee Charter, approving certain other types of professional service rendered to the Company by the independent public accountants and considering the possible effects of such services on the independence of such public accountants. Both the internal accounting department and the independent accountants periodically meet alone with the audit committee and always have unrestricted access to the audit committee. The audit committee currently consists of A. Paul Knuckley, Lary C. Snodgrass and Jerry Kimmel, each of whom is an outside director. Four meetings of the audit committee were held during the Company's 2001 fiscal year.

         Compensation Committee. The compensation committee is responsible for reviewing and recommending compensation awards for the Company's senior executives, including the Chief Executive Officer. The compensation committee currently consists of A. Paul Knuckley, Lary C. Snodgrass and Jerry Kimmel, each of whom is an outside director. The Committee met one time during the Company's year ended June 30, 2001.

         The Company at present has no standing nominating committee because the Board as a whole functions in this capacity. The Company may consider constituting such a committee in the future if the growth and complexity of its operations so warrants or if compliance with regulatory procedures is necessitated.

EXECUTIVE OFFICERS

         The executive officers of the Company, who are elected by the Board of Directors of the Company and serve at its discretion, are as follows:

               Name                   Age                  Position
               ----                   ---                  --------
         James R. Ridings              51           Chairman of the Board,
                                                    Chief Executive Officer and
                                                    President of Craftmade

         Clifford Crimmings            51           Vice President of Marketing
                                                    of Craftmade

         Kathleen B. Oher              41           Vice President, Chief Financial
                                                    Officer and Secretary
                                                    of Craftmade

         Neall W. Humphrey             53           President of TSI

         John DeBlois                  48           Executive Vice President of TSI

The business experience of these persons is included under "Proposal One:
Election of Directors --Nominees."

EXECUTIVE COMPENSATION

         The following table sets forth compensation awarded by the Company to its Chief Executive Officer and its other most highly compensated executive officers (the "named executive officers"), based on salary and bonus earned, whose total compensation exceeded $100,000, rendered during the fiscal years ended June 30, 1999, 2000 and 2001.
                                    SUMMARY COMPENSATION TABLE

                                                                               LONG TERM COMPENSATION
                                                                  ------------------------------------------------
                                    ANNUAL COMPENSATION                         AWARDS                   PAYOUTS
                            ------------------------------------  ----------------------------------    ----------
      NAME AND                                                                         SECURITIES                    ALL OTHER
     PRINCIPAL                                    OTHER ANNUAL        RESTRICTED       UNDERLYING         LTIP      COMPENSATION($)
     POSITION         YEAR  SALARY($)  BONUS($)  COMPENSATION($)  STOCK AWARD(S)($)  OPTIONS/SARS(#)    PAYOUTS($)       (1)
--------------------  ----  ---------  --------  ---------------  -----------------  ---------------    ----------  ---------------
James Ridings         2001  $ 317,450  $      0  $             0  $               0                0    $        0   $          0
  Chairman of the     2000  $ 294,220  $      0  $             0  $               0                0    $        0   $          0
  Board, Chief        1999  $ 286,000  $      0  $             0  $               0                0    $        0   $          0
  Executive Officer
  and President of
  Craftmade

Kathleen B. Oher (2)  2001  $ 183,144  $      0  $             0  $               0                0    $        0   $      5,144
  Chief Financial     2000  $ 114,700                                                         50,000(3)              $          0
  Officer, and        1999  $       0                                                                                $          0
  Secretary of
  Craftmade

Clifford Crimmings    2001  $ 183,168  $      0  $             0  $               0                0    $        0   $      5,239
  Vice President      2000  $ 173,556  $      0  $             0  $               0           25,000(4) $        0   $      4,379
  Marketing of        1999  $ 168,770  $      0  $             0  $               0                0    $        0   $      5,239
  Craftmade

Neall W. Humphrey(2)  2001  $ 263,016  $      0  $             0  $               0                0    $        0   $      3,089
  President of TSI    2000  $ 242,927  $      0  $             0  $               0                0    $        0   $      4,162
                      1999  $ 231,923  $      0  $             0  $               0                0    $        0   $      2,337

John DeBlois (2)      2001  $ 263,016  $      0  $             0  $               0                0    $        0   $          0
  Executive Vice      2000  $ 242,927  $      0  $             0  $               0                0    $        0   $          0
  President of TSI    1999  $ 231,923  $      0  $             0  $               0                0    $        0   $          0

Kenneth Cancienne(2)  2001  $       0  $      0  $             0  $               0                0    $        0   $          0
 Former Chief         2000  $  75,587  $      0  $             0  $               0                0    $        0   $      2,637
 Financial Officer,   1999  $ 121,006  $      0  $             0  $               0                0    $        0   $      3,630
 Secretary and
 Treasurer of
 Craftmade


(1) Contributed by the Company on behalf of the named executive officer to the Company's 401k plan.

(2) Ms. Oher was hired effective October 25, 1999. Mr. Humphrey and Mr. DeBlois were hired on July 1, 1998. Mr. Cancienne resigned as a director, Chief Financial Officer, Secretary and Treasurer of Craftmade in October 1999.

(3) On October 29, 1999 Ms. Oher was granted an option to purchase 50,000 shares of Common Stock at an exercise price of $6.75 per share. One fifth of the optioned shares become exercisable commencing on October 27, 2000, and one fifth of the optioned shares become exercisable on each anniversary thereafter, until October 27, 2004. Such stock options cannot be exercised after October 29, 2009.

(4) On October 29, 1999 Mr. Crimmings was granted an option to purchase 25,000 shares of Common Stock at an exercise price of $6.75 per share. One fifth of the optioned shares become exercisable commencing on October 29, 2000, and one fifth of the optioned shares become exercisable on each anniversary thereafter, until October 29, 2004. Such stock options cannot be exercised after October 29, 2009.

OPTION EXERCISES AND HOLDINGS

         The following table summarizes the number and value of options exercised during the fiscal year ended June 30, 2001, if any, as well as the number and value of unexercised options, as of June 30, 2001, for each of the named executive officers of the Company.

               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                          FISCAL YEAR END OPTION VALUES

                                                           NUMBER OF SECURITIES
                                                          UNDERLYING UNEXERCISED      VALUE OF UNEXERCISED IN-THE-MONEY
                            SHARES ACQUIRED     VALUE        OPTIONS AT FY END            OPTIONS AT FY END ($) (1)
           NAME             ON EXERCISED(#)    REALIZED    EXERCISABLE/UNEXERCISABLE      EXERCISABLE/UNEXERCISABLE
           ----             ---------------    --------    -------------------------  ---------------------------------
James Ridings                       --               --               --                               --
Kathleen B. Oher                10,000         $ 57,500           0 / 40,000                      $0 / $178,000
Clifford Crimmings                  --               --         5,000 / 20,000                  $22,250 / $89,000
Neall W. Humphrey                   --               --               --                               --
John DeBlois                        --               --               --                               --
Kenneth M. Cancienne                --               --               --                               --

----------
(1) Calculated using the aggregate market value (based on a June 29, 2001 closing price per share of $11.20) of the shares of Common Stock underlying such options less the aggregate exercise price payable.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT ARRANGEMENTS

         TSI Employment Agreements. In connection with the acquisition of TSI, each of Neall W. Humphrey and John DeBlois entered into employment agreements with the Company (collectively, the "TSI Employment Agreements"). Pursuant to the terms of the TSI Employment Agreements, Mr. Humphrey became President of TSI, and Mr. DeBlois became Executive Vice President of TSI. The term of each of the TSI Employment Agreements was initially three years, and each TSI Employment Agreement may be extended for two additional one-year terms, unless the executive elects not to renew. The TSI Employment Agreements are currently in the first one-year extended term. Mr. Humphrey and Mr. DeBlois will each be paid an annual salary of $225,000, and, subject to certain conditions, their salary is to be increased proportionate to any increases in the salary of the Chief Executive Officer of the Company. In addition, Mr. Humphrey and Mr. DeBlois are entitled to receive an annual bonus based on the performance of TSI, with the standards of such bonus to be comparable to the standards concerning receipt of any bonus by the Chief Executive Officer of the Company. In addition, pursuant to the TSI Employment Agreements, Mr. Humphrey and Mr. DeBlois are entitled to certain other benefits, including an automobile and the right to participate in any stock option plan of the Company that is provided to the Company's Chief Executive Officer. The TSI Employment Agreements also contain certain confidentiality and noncompetition provisions.

         In the event that a TSI Employment Agreement is terminated by the executive for good reason or by TSI without cause (as such terms are defined in the TSI Employment Agreements), that executive will be entitled to receive his salary for the remainder of the term of such TSI Employment Agreement, along with (i) any accrued or unused vacation or sick leave for the calendar year and
(ii) that portion of his bonus for the fiscal year during which the termination is effective, prorated through the date of termination. If a TSI Employment Agreement is terminated by TSI for cause (as defined in the TSI Employment Agreements) or the executive terminates for any reason other than for good reason, that executive will be entitled to receive his salary only through the date of termination and will not be entitled to any bonus for the fiscal year of the termination. If a TSI Employment Agreement is terminated as a result of the disability of the executive, that executive will be entitled to receive his salary through the remainder of the calendar month of termination and the period until disability insurance benefits commence. In the event of termination of a TSI Employment Agreement because of death of the executive, that executive will be entitled to receive his salary through the remainder of the calendar month of the termination, along with the executive's bonus, if any, for the fiscal year during which his death occurs, prorated through the end of the calendar month during which his death occurs.

         Oher Employment Agreement. Effective October 25, 1999, Kathleen Oher entered into an employment agreement with the Company (the "Oher Employment Agreement"). The term of the Oher Employment Agreement is initially three years. After the initial term, the Oher Employment Agreement will be extended for two additional one-year terms, unless Ms. Oher elects not to renew. Ms. Oher will be paid an annual salary of $156,000, and, subject to certain conditions, her salary is to be increased proportionate to any increases in the salary of the Chief Executive Officer of the Company. In addition, Ms. Oher will be entitled to receive an annual bonus based on the performance of the Company, with the standards of such bonus to be comparable to the standards concerning receipt of any bonus by the Chief Executive Officer of the Company. Pursuant to the Oher Employment Agreement, Ms. Oher will be entitled to certain other benefits, including the right to participate in any stock option plan of the Company that is provided to the Company's Chief Executive Officer. Ms. Oher also received a grant of options to purchase 50,000 shares of Common Stock, with an exercise price of $6.75, with such stock options vesting over five years. The Oher Employment Agreement also contains certain confidentiality and noncompetition provisions.

         In the event that the Oher Employment Agreement is terminated by the executive for good reason or by the Company without cause (as such terms are defined in the Oher Employment Agreement), Ms. Oher will be entitled to receive her salary for the remainder of the term of the Oher Employment Agreement, along with (i) the value of any accrued or unused vacation or sick leave for the calendar year and (ii) that portion of her bonus for the fiscal year during which the termination is effective, prorated through the date of termination. If the Oher Employment Agreement is terminated by the Company for cause (as defined in the Oher Employment Agreement) or Ms. Oher terminates for any reason other than for good reason, Ms. Oher will be entitled to receive her salary only through the date of termination and will not be entitled to any bonus for the fiscal year of the termination. If the Oher Employment Agreement is terminated as a result of the disability of Ms. Oher, she will be entitled to receive her salary through the remainder of the calendar month of termination and the period until disability insurance benefits commence. In the event of termination of the Oher Employment Agreement because of death of Ms. Oher, she will be entitled to receive her salary through the remainder of the calendar month of the termination, along with her bonus, if any, for the fiscal year during which his death occurs, prorated through the end of the calendar month during which her death occurs. If the Oher Employment Agreement is terminated by either the Company or Ms. Oher for any reason within twelve months of a Change of Control of the Company (as defined in the Oher Employment Agreement), and (i) such termination occurs during the initial term of the Oher Employment Agreement, then the Company will pay Ms. Oher's salary for the remainder of such initial term plus two times her salary, (ii) such termination occurs during the first additional year of the Oher Employment Agreement, the Company will pay Ms. Oher's salary for the remainder of such additional year plus an amount equal to Ms. Oher's salary, and (iii) if such termination occurs during the second additional year of the Oher Employment Agreement, the Company will pay Ms. Oher's salary for the remainder of such second additional year.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The compensation committee is responsible for reviewing and recommending compensation awards for the Company's senior executives, including the Chief Executive Officer. The compensation committee currently consists of A. Paul Knuckley, Lary C. Snodgrass and Jerry Kimmel, each of whom is an outside director.

         Executive Compensation: Philosophy and Program Components. The compensation committee believes that the overall objective of the executive compensation program should be to encourage and reward enhancement of stockholder value. The compensation committee believes that the executive compensation program should be a comprehensive plan that will (i) motivate executives for long-term management of the Company resulting in increased stockholder value; (ii) reward effective management for the Company through annual performance evaluations; and (iii) attract and retain key executives through competitive salaries and other incentives. The two primary components of executive compensation are currently base salary and cash bonuses. Executives also participate in certain benefit programs available to other salaried employees.

         Base Salary and Bonus. In the fiscal year ended June 30, 2001, base salaries and bonuses for executive officers were based upon the individual's responsibilities, experience and expected performance, taking into account, among other things, the individual's initiative, contributions to the Company's overall performance and handling of special projects. Base salaries for executive officers generally are reviewed periodically for possible adjustment, but are not necessarily changed that frequently.

         At various times in the past, the Company has adopted certain broad-based employee benefit plans in which the executive officers and other key management employees have been permitted to participate, including the employee's 401k savings plan and the life and health insurance benefit plans available to all salaried employees. Benefits under these plans are not typically directly or indirectly tied to the Company's performance.

         Chief Executive Officer Compensation. Mr. Ridings' base salary for the fiscal year ended June 30, 2001 was increased by 8% from the prior fiscal year, from $294,220 to $317,450. No bonus was paid to Mr. Ridings for the fiscal year ended June 30, 2001. As with all executive officers, Mr. Ridings' bonus compensation is linked to individual performance and the Company's profitability.

         Within the framework described above, the compensation committee determines Mr. Ridings' base salary by reviewing his individual contributions to the Company's business, level of responsibility, and career experience. The compensation committee also reviews the salary structure of chief executive officers of other companies in the industry. The committee does not think narrow quantitative measures or formulas are sufficient for determining Mr. Ridings' base salary. The committee does not give specific weights to the factors considered, but the primary factor is Mr. Ridings' individual contributions to the business.

          Mr. Ridings currently does not have any stock options to purchase the Company's common stock, and, as a result of his current ownership levels of common stock, it is not anticipated that he will be awarded stock options in the future. The Company plans to reserve the stock options for future issuance to the Company's employees and other members of the Company's management.

         Other Executive Officer Compensation. Mr. Humphrey, President of TSI, Mr. DeBlois, Executive Vice President of TSI, and Ms. Oher, Vice President, Chief Financial Officer and Secretary of the Company, each are compensated pursuant to employment agreements with the Company. See "- Employment Contracts and Termination of Employment Arrangements" above.


                                           By the Compensation Committee:

                                           A. Paul Knuckley
                                           Lary C. Snodgrass
                                           Jerry Kimmel

AUDIT COMMITTEE REPORT

         In this section below, financial and accounting management policies and practices of the Company are described.

         Composition. The audit committee of the board of directors is composed of three independent directors, as defined under Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards. The audit committee presently consists of A. Paul Knuckley, Lary C. Snodgrass and Jerry Kimmel. The board of directors has adopted a written charter for the audit committee, and a copy of this charter is attached to the proxy statement as Appendix A.

         Responsibilities. The responsibilities of the audit committee include recommending to the board of directors an accounting firm to be engaged as the Company's independent accountants. Management is responsible for the Company's internal controls and financial reporting process. The independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and for issuing a report thereon. The audit committee's responsibility is to oversee these processes and the activities of the Company's internal accounting department.

         Review with Management and Independent Accountants. In this context, the audit committee has met and held discussions with management and the independent accountants. Management represented to the audit committee that the Company's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the audit committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The audit committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees."

         The Company's independent accountants also provided to the audit committee the written disclosures required by Independent Standards Board Standard No. 1, "Independent Discussions with Audit Committees," and the audit committee discussed with the independent accountants, PricewaterhouseCoopers LLP, the firm's independence.

         Summary. Based upon the audit committee's discussions with management and the independent accountants and the audit committee's review of the representations of management, and the report of the independent accountants to the audit committee, the audit committee recommended that the board of directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended June 30, 2001, as filed with the Securities and Exchange Commission.

                                                  By the Audit Committee:

                                                  A. Paul Knuckley
                                                  Lary C. Snodgrass
                                                  Jerry Kimmel

[Confirm]

STOCK PERFORMANCE GRAPH

         The following graph provides an indicator of and compares the percentage change of cumulative total shareholder return of the Company's common stock against the cumulative total return of the Russell 2000 Index and the Nasdaq Composite Index. This graph assumes $100 was invested on June 30, 1996 in the Company's common stock, the Russell 2000 Index and the Nasdaq Composite Index. Both the Russell 2000 Index and the Nasdaq Composite Index exclude the Company. This graph also assumes that the Company's quarterly dividend was reinvested in the Company's common stock.

                                    [GRAPH]

                       6/30/96      6/30/97       6/30/98     6/30/99     6/30/00      6/30/01
                       -------      -------       -------     -------     -------      -------
CRAFTMADE               100.00       112.22        380.39      428.46      230.71       381.83

RUSSELL 2000            100.00       114.36        131.96      132.04      149.23       147.90

NASDAQ COMPOSITE        100.00       121.69        159.89      226.67      334.69       182.38


         The historical stock price performance of the Company's common stock shown on the graph above is not necessarily an indication of future stock performance.

         The Company has compared its stock price performance with that of the Russell 2000 Index as it does not believe it can reasonably identify a peer group and no comparable published industry or line-of-business index is available. The Russell 2000 Index consists of companies with market capitalization similar to that of the Company; accordingly, the Company believes the Russell 2000 Index is the best available performance comparison.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, executive officers and beneficial owners of more than 10% of the outstanding shares of Common Stock to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. A Form 5 was not timely filed for each of Paul Knuckley, Jerry Kimmel and Lary Snodgrass, non-employee directors of the Company, reporting the receipt of options to purchase common stock pursuant to the Company's Non-Employee Directors' Stock Plan. Otherwise, to the Company's knowledge, based solely upon its review of the copies of such forms received by it and written representations that no Form 5s were required from reporting persons, the Company believes that all such reports were submitted on a timely basis during the year ended June 30, 2001.

                                  PROPOSAL TWO
                     RATIFICATION OF INDEPENDENT ACCOUNTANTS

         PricewaterhouseCoopers LLP ("PWC") has been our independent public accountants for many years. The Audit Committee and the Board believe that PWC's long-term knowledge of the Company is invaluable. Partners and employees of the firm engaged in audits are periodically changed, providing the Company with new expertise and experience. Representatives of PWC have direct access to members of the Audit Committee and regularly attend their meetings. Representatives of PWC will attend the annual meeting to answer appropriate questions and make a statement if they desire.

AUDIT AND RELATED FEES

         Audit Fees. The aggregate fees billed by PWC for professional services for the audit of the Company's annual consolidated financial statements for the fiscal year ended June 30, 2001, and the review of the consolidated financial statements included in the Company's Forms 10-Q for the fiscal year ended June 30, 2001 were $95,925.

         Financial Information Systems Design and Implementation Fees. There were no fees billed by PWC for financial information systems design and implementation fees for the fiscal year ended June 30, 2001.

         All Other Fees. The aggregate fees billed by PWC for non-audit services for the fiscal year ended June 30, 2001 were $63,765, consisting primarily of tax consulting and preparation services.

         The audit committee has determined that the non-audit services described above are compatible with maintaining PWC's independence.

         THE AUDIT COMMITTEE AND THE BOARD OF DIRECTORS RECOMMEND A VOTE FOR PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANTS FOR 2002.

                     STOCKHOLDER PROPOSALS AND OTHER MATTERS

         Any stockholder who intends to present a proposal at the 2002 annual meeting of stockholders, and who wishes to have a proposal included in the Company's proxy statement for that meeting, must deliver the proposal to the Secretary of the Company at the Company's executive offices in Coppell, Texas, for receipt not later than June 3, 2002. A stockholder proposal submitted outside of the processes established in Regulation 14a-8 promulgated by the Securities and Exchange Commission will be considered untimely August 19, 2002.

         The cost of soliciting proxies will be borne by the Company. In addition to solicitation by mail, certain employees of the Company, who will receive no special compensation therefor, may solicit proxies in person or by telephone or telegraph. No additional written materials besides the proxy statement have been authorized or will be employed in connection with the solicitation of proxies.

         The annual report to stockholders for the fiscal year ended June 30, 2001 is enclosed with this proxy statement. The annual report does not form any part of material for the solicitation of proxies.

                                          By Order of the Board of Directors,

                                          /s/ Kathleen B. Oher

                                          Kathleen B. Oher
                                          Secretary

                                                                      APPENDIX A


                          CRAFTMADE INTERNATIONAL, INC.
                             AUDIT COMMITTEE CHARTER

MISSION STATEMENT

         The Audit Committee (the "Committee") of Craftmade International, Inc. (the "Company") is a committee of the Board of Directors. Its primary function is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing (i) the financial information which will be provided to the shareholders, potential shareholders, the investment community and others; (ii) the systems of internal controls which management and the Board of Directors have established; and (iii) the audit process.


ORGANIZATION

         The Committee will be organized according to the following parameters:

         Frequency of Meetings: The Committee shall meet at least four times per year or more frequently as circumstances require. The Committee may ask members of management or others to attend the meeting and provide pertinent information as necessary.

         Size of Committee: The Committee shall have at least three members, who shall serve at the pleasure of the Board of Directors.

         Qualifications: All members shall be independent directors, except that, in exceptional and unusual circumstances, one member of the Committee may not be an independent director if he or she is neither a current employee of the company nor a family member of an employee of the company and the Board of Directors determines that the person's Committee membership is required by the best interest of the Company and its shareholders. An "independent director" is a person who:

         (a) is not employed by the Company or any of its affiliates for the current year or any of the past three years,

         (b) does not accept any compensation from the Company or any of its affiliates in excess of $60,000 during the previous fiscal year, other than compensation for board service, benefits under a tax re-qualified retirement plan, or non-discretionary compensation;

         (c) is not a member of the immediate family of an individual who is, or has been in any of the past three years, employed by the Company or any of its affiliates as an executive officer,

         (d) is not a partner in, or a controlling shareholder or an executive officer of, any for-profit business organization to which the Company made, or from which the Company received, payments (other than those arising solely from investments in the Company's securities) that exceeded 5% of the Company's or the business organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years,

         (e) is not employed as an executive of another entity where any of the Company's executives serve on that entity's compensation committee, and

         (f) does not have a relationship that, in the opinion of the Board of Directors of the Company, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

         Immediate family includes a person's spouse, parents, children, siblings, mother-in-law, father-in-law, brother-in-law, sister-in-law, son-in-law, daughter-in-law, and anyone who resides in that person's home.

         Appointment: The Committee members and the Committee chairman shall be designated by the full Board of Directors upon the recommendation of the Nominating Committee of the Board of Directors.


ROLES AND RESPONSIBILITIES

         In meeting its responsibilities, the Committee is expected to:

1. Provide an open avenue of communication between the internal accounting department, the independent accountant and the Board of Directors, including meeting with the internal accounting department, the independent accountant and management in separate executive sessions to discuss any matters that the Committee or any of these persons believe should be discussed privately with the Committee.

2.       Review and update the Committee's charter annually.

3. Confirm with the independent accountant its ultimate accountability to the Board of Directors and the Audit Committee, as representatives of the shareholders. Select and recommend to the Board of Directors the independent accountant to be proposed for shareholder approval, approve the compensation of the independent accountant, review and evaluate the independent accountant, and recommend to the Board of Directors the discharge of the independent accountant.

4. Review and concur in the appointment, replacement, reassignment or dismissal of the Company's accounting staff.

5. Confirm and assure the independence of the internal accounting department.

6. Take action, or recommend that the full Board of Directors take action, to oversee the independence of the independent accountant by, among other things, (i) receiving from the independent accountant a formal written statement delineating all relationships between the accountant and the Company, consistent with Independence Standards Board Standard 1, and (ii) actively engaging in a dialogue with the accountant with respect to any disclosed relationships or services that may impact the objectivity and independence of the accountant.

7. Inquire of management, the internal accounting department and the independent accountant about significant risks or exposures and assess the steps management has taken to minimize such risk to the Company.

8. Review with the Company's accounting staff the audit scope and plan, including the coordination of audit effort between the accounting department and the independent accountant, to assure completeness of coverage, reduction of redundant efforts and the effective use of audit resources.

9. Consider with management and the independent accountant the rationale for employing audit firms other than the principal independent accountant.

10.      Review Management's Discussion and Analysis (MD&A) included in Form
         10-K.

11. Review with management and the independent accountant at the completion of the annual examination:

         a. The Company's annual financial statements and related footnotes.

         b. The independent accountant's audit of the financial statements and its report thereon.

         c. Any significant changes required in the independent accountant's audit plan.

         d. Any serious difficulties or disputes with management encountered during the course of the audit.

         e. Other matters related to the conduct of the audit which are to be communicated to the Committee under generally accepted auditing standards or any other concerns.

         f.       The Company's compliance with its loan agreements.

         g. The existence of significant estimates and the rationale behind those estimates as well as any significant changes in such estimates.

         h.       All fees paid to the auditors for the previous fiscal year.

         i. Any significant transactions that were not a normal part of the Company's business.

         j.       Any change in accounting principles.

         k.       Any prior period adjustments.

         l. The initial reporting of any signification loss or gain contingency (or significant change in the magnitude of any contingency).

         m.       The "Management Letter" from the independent accountants.

12. Consider and review with management, the independent accountant and the accounting staff:

         a. The adequacy of the Company's internal controls, including the adequacy of controls and security for management information systems and other information technology.

         b. Any related significant findings and recommendations of the independent accountant and internal accounting department together with management's responses thereto.

13.      Consider and review with management and the accounting department:

         a. Significant findings during the year and management's responses thereto.

         b. Any difficulties encountered in the course of their audits, including any restrictions on the scope of their work or access to required information.

         c.       Any changes required in the planned scope of their audit plan.

         d.       The internal accounting department budget and staffing.

14. Review filings with the Securities and Exchange Commission (the "SEC") and other published documents containing the Company's financial statements and consider whether the information contained in these documents is consistent with the information contained in the financial statements.

15. Review with management, the independent accountant and the internal accounting department the Form 10-Q before it is filed with the SEC.

16. Review the Company's policies relating to compliance with laws and regulations; the Company's code of conduct; ethics; officers' expense accounts, perquisites, and use of corporate assets; conflict of interest and the investigation of misconduct or fraud. Determine the extent to which the planned audit scope of the internal accounting department and independent accountant can be relied on to detect fraud.

17. Review legal and regulatory matters that may have a material impact on the financial statements, the Company's related compliance policies and programs and reports received from regulators.

18. Report actions of the Committee to the Board of Directors with such recommendations as the Committee may deem appropriate.

19. Review with management and the Company's independent public accountants the applicability and impact of any new pronouncements (or exposure drafts) issued by the Financial Accounting Standards Board or other applicable regulatory agencies.

20. Review with the internal accounting department and independent accountant the appropriateness, not just the acceptability, of accounting principles and financial disclosure practices used or proposed by the Company and the related degree of aggressiveness or conservatism of its accounting principles and underlying estimates.

21. Review with management the Company's policies and controls, including reporting controls over derivative transactions, including foreign currency exposures and hedging activities.

22. Conduct or authorize investigations into any matters within the Committee's scope of responsibilities. The Committee shall be empowered to retain independent counsel, accountants or others to assist it in the conduct of any investigation.

23. Perform such other functions as assigned by law, the Company's charter or bylaws, or the Board of Directors.

24. Engage in such other matters relating to the accounting and audit practices of the Company as the Committee shall deem appropriate, such action thereby to be conclusive evidence at to its authority to act on behalf of and in the name of the Board of Directors of the Company.

         The duties and responsibilities of a member of the Committee are in addition to those duties set out for a member of the Board of Directors. In carrying out these responsibilities, the Committee believes its policies and procedures should remain flexible in order that it can best react to changing conditions and environment and to assure the Board of Directors and shareholders that the Company accounting practices are in accordance with all requirements and are of the highest quality.

REPORTING REQUIREMENTS

         The Committee Chairperson will update the full Board of Directors regarding the significant items of discussion during each of the Committee's meetings. Additional reports on matters of special interest will be submitted to the Board of Directors as appropriate. In addition to Board of Director communication, an Audit Committee Report containing the following information will be included in the annual proxy statement: (1) confirmation that the Company has a formal, documented Audit Committee Charter, (2) the full text of the Audit Committee Charter at least once every three years and after any significant modification is approved by the Board of Directors, (3) whether the members of the Committee are independent and certain information about any committee member who is not independent, as required by the SEC, (4) whether the Committee has reviewed and discussed the audited financial statements with management, (5) whether the Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, (6) whether the Committee has received from the independent auditors disclosures regarding their independence required by Independence Standards Board Standard No. 1, and had discussions with the independent accountants regarding the independent auditors' independence, and (7) whether the Committee has recommended to the Board of Directors that the audited financial statements be included in the Company's annual report on Form 10-K.

PROXY                                                                     PROXY

                          CRAFTMADE INTERNATIONAL, INC.

       THIS PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS
            PROXY - ANNUAL MEETING OF STOCKHOLDERS - OCTOBER 25, 2001

         The undersigned, revoking all previous proxies, hereby appoint(s) James Ridings, Kathleen Oher, and Clifford Crimmings, or any of them, Proxies, with full power of substitution to represent and to vote all shares of Common Stock, $0.01 par value, of Craftmade International, Inc. owned by the undersigned at the Annual Meeting of Stockholders to be held at the Company's corporate office, 650 South Royal Lane, Suite 100, Coppell, Texas 75019 on Thursday, October 25, 2001, including any original or subsequent adjournment thereof, with respect to the proposals set forth in the Notice of Annual Meeting and Proxy Statement. No business other than matters described below is expected to come before the meeting, but should any other matter requiring a vote of stockholders arise, the persons named herein will vote thereof in accordance with their best judgement. All powers may be exercised by all of said Proxies or substitutes voting or acting or, if only one votes or acts, then by that one. Receipt of the Notice of Annual Meeting and Proxy Statement is hereby acknowledged.

             IMPORTANT: TO BE SIGNED AND DATED ON THE REVERSE SIDE

--------------------------------------------------------------------------------


6055 - CRAFTMADE INTERNATIONAL, INC.

                         CRAFTMADE INTERNATIONAL, INC.

     PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. [X]

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THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE PROPOSALS.

                                                           For    Withhold    For All
1. ELECTION OF DIRECTORS:                                  All      All       Except
   Nominees:                                               [ ]      [ ]         [ ]

     01 James Ridings              02 Clifford Crimmings
     03 Kathleen Oher              04 A. Paul Knuckley
     05 Jerry E. Kimmel            06 Neall W. Humphrey
     07 John DeBlois               08 Lary C. Snodgrass

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, write such name or names in the space provided below.)


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2.   Ratify the Appointment of PricewaterhouseCoopers LLP as Independent             For   Against  Abstain
     Auditors.                                                                       [ ]     [ ]      [ ]
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In their discretion, the Proxies are authorized to vote upon such other business or matters as may come before the meeting or any adjournment thereof.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. UNLESS REVOKED, THIS PROXY SHALL TERMINATE ON OCTOBER 26, 2001, THE DAY AFTER THE STOCKHOLDERS MEETING, OR IF THE MEETING IS CONTINUED OR ADJOURNED, THE DAY AFTER THE CONTINUATION OR ADJOURNMENT. IF NO SPECIFIC DIRECTION IS GIVEN, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR THE NOMINEES NAMED IN PROPOSAL 1, FOR PROPOSAL 2 AND, IN THE DISCRETION OF THE PROXIES, ANY OTHER BUSINESS.


Dated:                                        ,2001
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Signature
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Signature if held jointly

Where there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian, or trustee, please add your full title as such. If executed by a corporation or partnership, the proxy should be signed in the corporate or partnership name by a duly authorized officer or other duly authorized person indicated such officer's or other person's title.


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                            o FOLD AND DETACH HERE o

                            YOUR VOTE IS IMPORTANT!

           PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY,
                          USING THE ENCLOSED ENVELOPE.



6055 - CRAFTMADE INTERNATIONAL, INC.